UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 28, 2003

VALLEY FINANCIAL CORPORATION

VIRGINIA	33-77568	54-1702380
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

36 Church Avenue, S.W.

Roanoke, Virginia 24011

(Address of principal executive offices)

(540) 342-2265

(Issuer’s telephone number, including area code)

Item 5. Other Events.

Valley Financial Corporation (the “Company”), the holding company for Roanoke, VA-based Valley Bank, announced on April 23, 2003 its financial results for the period ended March 31, 2003. The financial results are detailed in the Company’s Press Release dated April 23, 2003 filed as Exhibit 99 to this Form 8-K and incorporated by reference herein.

The Company’s common stock is traded over the counter under the symbol VYFC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: April 28, 2003	/s/ A. Wayne Lewis
Wayne Lewis, Executive Vice President